Exhibit 77(q)(1)

Exhibits

(e)(1) Amended and Restated Schedule A, effective October 1, 2012, to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 155 to the Registrant’s Form N-1A Registration Statement on July 27, 2012 and incorporated herein by reference.